UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_________________
FORM 8-K
_________________

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 30, 2024

PATRIOT NATIONAL BANCORP, INC.
(Exact name of registrant as specified in its charter)

Connecticut	000-29599	06-1559137
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
900 Bedford Street
Stamford, Connecticut 06901
(Address of Principal Executive Offices) (Zip Code)
(203) 252-5900
(Registrant's telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	PNBK	NASDAQ Global Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 30, 2024, Patriot National Bancorp, Inc. (the “Company”) and its wholly owned subsidiary, Patriot Bank, N.A. (the “Bank”) appointed Mr. David Finn as their Interim Chief Financial Officer and Executive Vice President, effective on October 30, 2024. Mr. Finn was hired by the Bank on August 5, 2024, as Executive Vice President and Senior Finance Officer.

Before joining the Company, from May 2014 to June 2023, Mr. Finn served as Senior Vice President at First Citizens Bank (formerly CIT Group Inc.), where he was responsible for all regulatory reporting. Mr. Finn joined CIT Group Inc. in 1998 and remained there until 2023, and held a number of positions in finance, including Global Controller of Equipment Finance and Non-Strategic Portfolios and Chief Financial Officer of the Consumer Finance segment. Prior to joining CIT Group Inc., Mr. Finn worked as a senior accountant in Price Waterhouse LLP and as staff accountant at Coopers & Lybrand LLP. Mr. Finn received a Bachelor of Arts degree in Management, with an Accounting and Finance concentration, from Gettysburg College.

Mr. Finn will be entitled to receive an initial annual salary of $275,000 per annum, an equity grant of restricted stock for $85,000 of value with a vesting schedule, and other benefits available to senior executives.

As previously disclosed in a Current Report on Form 8-K on April 2, 2024, the Company received a notice of retirement from Joseph Perillo as the Chief Financial Officer and Executive Vice President of the Company and the Bank, announcing his retirement and intention to continue in his position to assist the Company during the transition period to appoint a new Chief Financial Officer. As result of the appointment of Mr. David Finn, the Company hereby confirms the retirement of Joseph Perillo as the Chief Financial Officer and Executive Vice President of the Company and the Bank, effective on October 30, 2024. Mr. Perillo will remain with the Bank working part time on strategic initiatives and projects.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PATRIOT NATIONAL BANCORP, INC.

November 5, 2024	By:	/s/ David Lowery
David Lowery
Chief Executive Officer